EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT dated as of September 24, 2004 (this “Amendment”), to the CREDIT AGREEMENT dated as of March 15, 2004 (the “Credit Agreement’’), among TRUE TEMPER CORPORATION, a Delaware corporation (“Holdings”), TRUE TEMPER SPORTS, INC., a Delaware corporation (the “Borrower”), the LENDERS from time to time parties thereto, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent and as Collateral Agent (such terms having the meanings provided in the Credit Agreement), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as sole bookrunner and sole lead arranger, ANTARES CAPITAL CORPORATION, as syndication agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as co-documentation agents.

A.    Holdings, the Borrower and the Administrative Agent, among others, are parties to the Credit Agreement.

B.    Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Amendment.

C.    The Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

D.    Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date (as defined below), as follows:

(a)   Amendment of Section 1.01.  (i) Section 1.01 is revised by inserting the following definitions in the appropriate alphabetical order therein:

“First Amendment” shall mean the First Amendment to this Agreement dated as of September 24, 2004, among Holdings, the Borrower and the Lenders parties thereto.

“First Amendment Effective Date” shall mean the date on which the First Amendment becomes effective.

“Funded Senior Debt” shall mean, as of the last day of any fiscal quarter, Funded Debt at such date, excluding the Indebtedness represented by the Subordinated Notes.

“Senior Leverage Ratio” shall mean, on the last day of any fiscal quarter, the ratio of (a) Funded Senior Debt on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on and prior to such date, taken as one accounting period.

(ii) The definition of “Applicable Margin” is revised by inserting the following proviso immediately after the table set forth in such definition:

“; provided that, notwithstanding the foregoing, each Applicable Margin set forth above shall be increased by an additional 0.50% per annum at all times during the period from and including the First Amendment Effective Date through and including March 30, 2005 and at any time thereafter until the date on which the Borrower shall have delivered for any fiscal quarter financial statements and certificates required by Section 5.04(a) or (b), as applicable, and Section 5.04(c) demonstrating (i) (A) at any time during the period from March 31, 2005 through September 30,2005, that the Leverage Ratio on the last day of such fiscal quarter is equal to or less than 6.75 to 1.00, or (B) at any time during the period from October 1, 2005 through December 31, 2005, that the Leverage Ratio on the last day of such fiscal quarter is equal to or less than 6.50 to 1.00, in which case described in this clause (i) the increase in the Applicable Margin described above shall be reduced by 0.25% per annum or (ii) at any time after December 31,2005, that the Borrower is in compliance with the covenant set forth in Section 6.12, in which case described in this clause (ii) the increase in the Applicable Margin described above shall no longer be applicable”

(iii) The definition of “Permitted Acquisition” is revised by deleting clause (ii)(B)(x) thereof and replacing it with the following clause:

“(x) $5,000,000 or more, then the Senior Leverage Ratio (at any time on or prior to December 31, 2005) or the Leverage Ratio (at any time after December 31, 2005) would be at least 0.25 to 1.0 less than the maximum Senior Leverage Ratio or Leverage Ratio, as applicable, then permitted under Section 6.12 at such time”

(b)   Amendment of Section 2.12. Section 2.12(a) is revised by deleting the reference to “$2,000,000” in the eighth line thereof and replacing it with a reference to “$500,000”.

(c)   Amendment of Section 6.11. Section 6.11 is revised by deleting the table set forth in such Section in its entirety and replacing it with the Following table:

Period	Ratio

June 30, 2004 through December 31, 2004	1.70 to 1.00
January 1, 2005 through December 31, 2005	1.70 to 1.00
January 1, 2006 through December 31, 2006	2.15 to 1.00
Thereafter	2.25 to 1.00

(d) Amendment of Section 6.12. Section 6.12 is revised by (i) inserting the words “After December 31,2005” at the beginning of the first line thereof, (ii) deleting the table set forth in such Section in its entirety and replacing it with the following table:

Period	Ratio

January 1, 2006 through December 31, 2006	5.95 to 1.00
January 1, 2007 through December 31, 2007	5.50 to 1.00
January 1, 2008 through December 31, 2008	4.75 to 1.00
Thereafter	4.50 to 1.00

and (iii) inserting the following paragraph at the end of such Section:

“Permit the Senior Leverage Ratio on the last day of any fiscal quarter during any period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio

September 26, 2004 through March 31, 2005	4.00 to 1.00
April 1, 2005 through December 31, 2005	3.75 to 1.00”

(e) Amendment or Section 6.13. Section 6.13 is revised by deleting the table set forth in such Section in its entirety and replacing it with the following table:

Period	Ratio

June 30, 2004 through December 31, 2005	1.40 to 1.00
Thereafter	1.50 to 1.00

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

(a)   This Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitutes each of Holdings’ and the Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)   The representations and warranties set forth in the Credit Agreement and each other Loan Document are, after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(c)   No Default or Event of Default has occurred and is continuing.

SECTION 3.  Conditions of Effectiveness of this Amendment.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:

(a)   The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

(b)   The Borrower shall have paid to the Administrative Agent for the prorata account of each Lender that has executed and delivered a signature page (including, without limitation, by way of facsimile to James Cooper at Latham & Watkins LLP, fax number 212-751-4864) approving this Amendment on or before Friday, September 24, 2004 a fee in an amount equal to 0.15% of the aggregate Commitments and outstanding Term Loans of such Lender under the Credit Agreement.

(c)   The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date.

SECTION 4.  Effect of Amendment.  (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)   On the First Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (i) this Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the Liens and security interests as granted under the Security Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.

(c)   This Amendment shall constitute a Loan Document and shall be administered and construed pursuant to the terms of the Credit Agreement (including, without limitation, Article IX thereof).

SECTION 5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TRUE TEMPER CORPORATION

/s/ Fred H. Geyer
By:	Fred H. Geyer
Its:	Senior Vice President, Chief Financial Officer and Treasurer

TRUE TEMPER SPORTS, INC.

/s/ Fred H. Geyer
By:	Fred H. Geyer
Its:	Senior Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT

DATED AS OF SEPTEMBER 24, 2004,

TO THE TRUE TEMPER SPORTS, INC. CREDIT AGREEMENT

DATED AS OF MARCH 15, 2004

To approve First Amendment:

Name of Institution:

By:
Name:
Title: